STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY INSTITUTIONAL FUNDS

Institutional Diversified Stock Fund

Supplement dated June 4, 2007 to the
Statement of Additional Information (“SAI”) dated March 1, 2007

1.               The following modifies the section of the SAI entitled “Trustees and Officers — Board of Trustees,” which begins on p. 29:

Overall responsibility for management of the Trust rests with the Board.  The Trust is managed by the Board, in accordance with the laws of the State of Delaware.  As a result of Mr. Noall’s death in March 2007, the Board currently has one vacancy and nine Trustees, none of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

2.               On page 34, under the section entitled “Trustees and Officers — Officers,” replace the information provided for Mr. Martin R. Dean with the following:

Mr. Andrew H. Byer, 43	AML Officer	May 2007	Vice President, Compliance Services, BISYS.

VIF-SAI-SUP1